Exhibit 10.1

EXECUTION VERSION

SEVENTH AMENDMENT

TO

FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

dated as of

August 28, 2018

among

GENESIS ENERGY, L.P.,

as the Borrower,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A. AND BANK OF MONTREAL,

as Co-Syndication Agents,

U.S. BANK NATIONAL ASSOCIATION,

as Documentation Agent,

and

The Lenders Party Hereto

SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

This SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of August 28, 2018 (this “Seventh Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.

RECITALS

A.    The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 25, 2014, that certain Second Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 17, 2015, that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 17, 2015, that certainFourth Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of April 27, 2016, that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement and Second Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of May 9, 2017, and that certain Sixth Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 28, 2017 (as so amended and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower; and

B.     The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Seventh Amendment refer to articles, schedules, exhibits and sections of the Seventh Amendment.

SECTION 2. Amendments to Credit Agreement. As of the Seventh Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:

(a)	Section 1.01 of the Credit Agreement is hereby amended as follows:

(i) The definition of “Consolidated Total Funded Debt” is hereby amended and restated in its entirety as follows:

““Consolidated Total Funded Debt” means, at any date of determination, an amount equal to (a) the sum of (without duplication) (i) all Indebtedness and Disqualified Equity of the Borrower and its Subsidiaries (on a consolidated basis) as would be required to be reflected as debt or Capital Lease Obligations on the liability side of a consolidated balance sheet of the Borrower and its Subsidiaries in accordance with GAAP, (ii) all Indebtedness of the Borrower and its Subsidiaries of the type described in clauses (b) (excluding undrawn amounts in respect of letters of credit and surety bonds and similar obligations) and (g) of the definition of Indebtedness, and (iii) all Guarantees of the Borrower and its Subsidiaries in respect of Indebtedness of any third Person of the type referred to in preceding clauses (i) and (ii), minus (b) to the extent included in clause (a) above, any such Indebtedness or Guarantees of any Unrestricted Subsidiaries, minus (c) to the extent included in clause (a) above, outstanding Inventory Financing Sublimit Borrowings; provided, that for purposes of this clause (c), the outstanding Inventory Financing Sublimit Borrowings on the last day of each month (including for purposes of delivery of any certificates pursuant to Section 5.01(c)) shall be deemed to have been reduced by the Inventory Sublimit Prepayment Amount of a prepayment required to be made in the immediately succeeding calendar month pursuant to Section 2.11(e), minus (d) cash and Permitted Investments of the Borrower and its Restricted Subsidiaries on such date in an aggregate amount not to exceed $15,000,000 to the extent that the same (i) is not being held as cash collateral (other than as Collateral pursuant to the Security Documents), (ii) does not constitute escrowed funds for any purpose, (iii) does not represent a minimum balance requirement and (iv) is not subject to other restrictions on withdrawal.”

(ii) The definition of “Indebtedness” is hereby amended by adding the following at the end thereof:

“Notwithstanding anything in this definition to the contrary, the term Indebtedness shall not include any liabilities attributable to existing or future operating leases to the extent such liabilities arise due to any change after January 1, 2017 in GAAP with respect to accounting for leases.”

(iii) The definition of “Pro Forma Basis” is hereby amended by replacing the period at the end of clause (iv) thereof with a semicolon and by adding the following proviso at the end thereof:

“provided, however, that without limiting the foregoing, for purposes of clauses (i), (ii) and (iii) above, to the extent that a purchase and sale agreement or similar agreement with respect to the Designated Divestiture is entered into by any applicable Loan Party and the proposed purchaser on or prior to the Delivery Date (as defined below) for the fiscal quarter ending June 30, 2018, the calculation of Pro Forma Basis for the relevant Calculation Period or Test Period, as the case may be, solely for the twelve month period ending June 30, 2018, will be calculated as if the Designated Divestiture had occurred on or prior to June 30, 2018 and all cash proceeds of such Designated Divestiture were used to repay outstanding Loans on June 30, 2018; provided further that (A) the immediately preceding proviso shall (1) cease to apply with respect to any such calculation for the period described therein from and after the Delivery Date for the fiscal quarter ending September 30, 2018 if, and only if, the Designated Divestiture is not consummated on or prior to such Delivery Date, and (2) not apply when calculating the Consolidated Leverage Ratio for purposes of determining the Applicable Margin, and (B) for the avoidance of doubt, for purposes of determining Pro Forma Basis treatment with respect to the Designated Divestiture, if the Designated Divestiture is consummated (1) after June 30, 2018 but on or prior to the Delivery Date for such fiscal quarter or (2) after September 30, 2018 but on or prior to the Delivery Date for such fiscal quarter, in the case of each of clause (B)(1) and (B)(2), any such Pro Forma Basis determination for any Test Period or Calculation Period that includes such fiscal quarter shall include the Designated Divestiture as if the Designated Divestiture had occurred during such Test Period or Calculation Period, as applicable. As used herein, “Delivery Date” means, with respect to any fiscal quarter, the date that is the earlier to occur of (x) the date financial statements and a Compliance Certificate are delivered for such fiscal quarter pursuant to Sections 5.01(b) and 5.01(c) and (y) the date such financial statements and Compliance Certificate are required to be delivered thereunder.”

(iv) The definition of “Transaction Costs” is hereby amended and restated in its entirety as follows:

““Transaction Costs” means any legal, professional and advisory fees or other transaction costs and expenses paid (whether or not incurred) by the Borrower or any Restricted Subsidiary in connection with (a) any Acquisition, (b) any Investment in a Permitted Joint Venture, (c) any Divestiture, or (d) any incurrence of Indebtedness or Disqualified Equity or any issuance of other equity securities to finance, or to refinance Indebtedness or Disqualified Equity incurred to finance, any of the foregoing.”

(b)	Section 1.01 of the Credit Agreement is hereby amended by adding the following new definitions in their proper alphabetical order:

““Designated Divestiture” means the Divestiture by the Borrower or any Borrower Party disclosed prior to the Seventh Amendment Effective Date to the Administrative Agent and the Required Lenders that are a party to the Seventh Amendment.”

““Designated Divestiture Date” means the date of the closing, if at all, of the Designated Divestiture.

““Seventh Amendment Effective Date” means the “Seventh Amendment Effective Date” as defined in that certain Seventh Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 28, 2018, among the Borrower, the Administrative Agent and the Lenders party thereto.”

(c)	Section 6.06(h) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(h)    the Designated Divestiture;

(d)	Section 6.08(A)(e) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(e)    the Borrower Parties may make other Restricted Payments not otherwise permitted by the foregoing clauses in this Section 6.08 in an amount in the aggregate during any 12-month period not to exceed an amount equal to 1.0%, or, on and after the Designated Divestiture Date, 1.5%, of Consolidated Net Tangible Assets as of the most recent delivery of financial statements pursuant to Section 5.01(a) or Section 5.01(b); provided that, solely to the extent that the Designated Divestiture Date occurs, the Borrower’s Consolidated Leverage Ratio on a Pro Forma Basis, both immediately before and after such Restricted Payment, is not in excess of 5.00 to 1.00; provided further that, with respect to each of clauses (a), (b), (c), (d) and (e) above, that no Default has occurred and is continuing or would result therefrom; and”

(e)	Section 6.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)    Leverage Ratio. The Borrower will not permit its Consolidated Leverage Ratio to be in excess of (i) 5.75 to 1.00 as of the last day of the Test Periods ending on June 30, 2017 through June 30, 2018, (ii) 5.50 to 1.00 as of the last day of the Test Periods ending on September 30, 2018 through December 31, 2019, (iii) 5.25 to 1.00 as of the last day of the Test Periods ending on March 31, 2020 through December 31, 2020 and (iv) 5.00 to 1.00 as of the last day of any Test Period thereafter; provided that, if the Designated Divestiture Date occurs, the Borrower will not permit its Consolidated Leverage Ratio to be in excess of (i) 5.75 to 1.00 as of the last day of the Test Periods ending on June 30, 2017 through June 30, 2018, and (ii) 5.50 to 1.00 as of the last day of any Test Period thereafter.”

(f)	Section 6.14(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b)    Senior Secured Leverage Ratio. Prior to the Investment Grade Date, the Borrower will not permit its Consolidated Senior Secured Leverage Ratio to be in excess of 3.75 to 1.00 as at the last day of each Test Period, commencing with the Test Period ending September 30, 2015; provided that, if the Designated Divestiture Date occurs, the Borrower will not permit its Consolidated Senior Secured Leverage Ratio to be in excess of (i) 3.75 to 1.00 as of the last day of the Test Period ending on June 30, 2018, and (ii) 3.50 to 1.00 as of the last day of any Test Period thereafter.”

SECTION 3. Conditions to Effectiveness. This Seventh Amendment shall not become effective until the date (the “Seventh Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

(a)

The Administrative Agent shall have received from the Required Lenders and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this Seventh Amendment.

(b)

The purchase and sale agreement or similar agreement governing the Designated Divestiture shall have been executed or shall be executed substantially contemporaneously with the effectiveness of this Seventh Amendment.

(c)	The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

The Administrative Agent shall notify the Borrower and the Lenders of the Seventh Amendment Effective Date, and such notice shall be conclusive and binding.

SECTION 4. Miscellaneous.

(a)

Confirmation. The provisions of the Loan Documents, as amended by this Seventh Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Seventh Amendment.

(b)

Ratification and Affirmation; Representations and Warranties. Each of the undersigned does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (a) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (b) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (c) confirms that all references in such Security

Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (d) represents and warrants to the Lenders that: (i) as of the date hereof, after giving effect to the terms of this Seventh Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (ii) as of the date hereof, after giving effect to this Seventh Amendment, no Default has occurred and is continuing.

(c)

Loan Document. This Seventh Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.

(d)

Counterparts. This Seventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Seventh Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

(e)

NO ORAL AGREEMENT. THIS SEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(f)	GOVERNING LAW. THIS SEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

(g)	THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS SEVENTH AMENDMENT.

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GENESIS ENERGY, L.P.,

By:	GENESIS ENERGY, LLC, its general partner

By:	/s/ Robert V. Deere
Robert V. Deere
Chief Financial Officer

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender

By:	/s/ J. Christopher Lyons
Name:	J. Christopher Lyons
Title:	Managing Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Christopher Lyons
Name:	J. Christopher Lyons
Title:	Managing Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

BMO HARRIS FINANCING, INC., as a Lender

By:	/s/ Kevin Utsey
Name:	Kevin Utsey
Title:	Managing Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

DEUTSCHE BANK AG – NEW YORK BRANCH, as a Lender

By:	/s/ Shai Bandner
Name:	Shai Bandner
Title:	Director

By:	/s/ Chris Chapman
Name:	Chris Chapman
Title:	Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

ABN AMRO CAPITAL USA, LLC, as a Lender

By:	/s/ Brody Summerall
Name:	Brody Summerall
Title:	Vice President

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

BNP PARIBAS, as a Lender

By:	/s/ Mark Renaud
Name:	Mark Renaud
Title:	Managing Director

By:	/s/ Ellen Mo
Name:	Ellen Mo
Title:	Vice President

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Christopher Kuna
Name:	Christopher Kuna
Title:	Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

THE BANK OF NOVIA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Alfredo Brahim
Name:	Alfredo Brahim
Title:	Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Katsuyuki Kubo
Name:	Katsuyuki Kubo
Title:	Managing Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael Clayborne
Name:	Michael Clayborne
Title:	Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

CITIBANK, N.A., as a Lender

By:	/s/ Michael Zeller
Name:	Michael Zeller
Title:	Vice President

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Katy Berkemeyer
Name:	Katy Berkemeyer
Title:	Authorized Signatory

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

COMPASS BANK, as a Lender

By:	/s/ Gabriella Azcarate
Name:	Gabriella Azcarate
Title:	Vice President

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

FIFTH THIRD BANK, as a Lender

By:	/s/ Jonathan H. Lee
Name:	Jonathan H. Lee
Title:	Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

REGIONS BANK, as a Lender

By:	/s/ Stuart Murray
Name:	Stuart Murray
Title:	Director

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

DNB CAPITAL LLC, as a Lender

By:	/s/ Byron Cooley
Name:	Byron Cooley
Title:	Senior Vice President

By:	/s/ Einar Gulstad
Name:	Einar Gulstad
Title:	Senior Vice President

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

CADENCE BANK, N.A., as a Lender

By:	/s/ William W. Brown
Name:	William W. Brown
Title:	Executive Vice President

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

ZB, N.A. dba AMEGY BANK, as a Lender

By:	/s/ Sam Trail
Name:	Same Trail
Title:	Senior Vice President

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

TRUSTMARK NATIONAL BANK, as a Lender

By:	/s/ Jeff Deutsch
Name:	Jeff Deutsch
Title:	Senior Vice President

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

COMERICA BANK, as a Lender

By:	/s/ William B. Robinson
Name:	William B. Robinson
Title:	Senior Vice President

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]

BOK FINANCIAL NA, dba BANK OF TEXAS, as a Lender

By:	/s/ Marisol Salazar
Name:	Marisol Salazar
Title:	Senior Vice President

[Signature Page – Seventh Amendment to Fourth Amended and

Restated Credit Agreement]